UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2015

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

We issued a press release on July 30, 2015 announcing our financial results for the three and six month periods ended June 30, 2015, which is attached hereto as Exhibit 99.1. As noted in the press release, a copy of our unaudited condensed consolidated financial statements for the three and six month periods ended June 30, 2015 is available on our website at www.enbridgepartners.com and is attached hereto as Exhibit 99.2. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements filed under the Securities Act of 1933, as amended.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

On July 30, 2015, Enbridge Energy Company, Inc., the general partner of Enbridge Energy Partners, L.P., referred to herein as the “Partnership”, “we” or “our,” entered into Amendment No. 1 to Seventh Amended and Restated Agreement of Limited Partnership (the “Amendment”) of the Partnership. The Amendment modifies certain terms related to our Series 1 Preferred Units. These changes include extending the payment deferral for distributions accruing for the Series 1 Preferred Units through June 30, 2018 and altering the repayment schedule of those deferrals to allow repayment of the accumulated deferral amount in equal amounts over a twelve quarter period beginning the calendar quarter ending March 31, 2019. Additionally, the amendment extends the current preferred distribution accrual rate until June 30, 2020 and extends the date upon which the Series 1 Preferred Units become convertible into Class A Common Units to June 30, 2018.

The above description of the Amendment is qualified in its entirety by reference to the complete text of such Amendment filed as Exhibit 3.1 hereto, which is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: July 30, 2015	By:	/s/ Noor Kaissi
Noor Kaissi Controller (Duly Authorized Officer)

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Index of Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to Seventh Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., dated July 30, 2015

99.1	Press release of Enbridge Energy Partners, L.P., dated July 30, 2015 reporting financial results for the three and six month periods ended June 30, 2015

99.2	Unaudited condensed consolidated financial statements of Enbridge Energy Partners, L.P. for the three and six month periods ended June 30, 2015

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